EXHIBIT 23.2

CORPDAL:52067.3 22768-00001

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated October 10, 1996 appearing on page 31 of VTEL Corporation's Annual Report on Form 10-K for the transition period from January 1, 1996 to July 31, 1996.



/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP

Austin, Texas
May 28, 1997






CORPDAL:52067.3 22768-00001